UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2010

SI FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Maryland	333-169302	80-0643149
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

803 Main Street, Willimantic, Connecticut	06226
(Address of principal executive offices)	(Zip Code)

 (860) 423-4581
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events.

On December 23, 2010, SI Financial Group, Inc. (the “Company”), holding company for Savings Institute Bank and Trust Company, announced that the Company’s Plan of Conversion and Reorganization and contribution of up to $500,000 in cash to SI Financial Group Foundation, Inc. were each approved by members of SI Bancorp, MHC and the shareholders of the Company at separate meetings held today.  A copy of the press release is attached as Exhibit 99.1 and incorporated by reference.

Item 9.01                      Financial Statements and Exhibits.

(d)	Exhibits

	Number	Description

	99.1	Press Release dated December 23, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SI FINANCIAL GROUP, INC.

Date: December 27, 2010	By:	/s/ Brian J. Hull
Brian J. Hull
Executive Vice President, Chief Financial Officer and Treasurer